DEAN WITTER DIVIDEND GROWTH SECURITIES INC.  TWO WORLD TRADE CENTER, NEW YORK,
                                             NEW YORK 10048
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997

DEAR SHAREHOLDER:

During the past twelve months, interest rates advanced in a generally volatile manner, inflation remained low and reasonable, corporate profits continued to increase and the dollar continued to strengthen against other major currencies. These factors combined to provide an environment for common stock prices to advance.

PERFORMANCE AND PORTFOLIO

For the fiscal year ended February 28, 1997, Dean Witter Dividend Growth Securities Inc. posted a total return of 21.37 percent versus 21.78 percent for the Lipper Growth and Income Funds Index and 26.18 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The accompanying chart illustrates the performance of the Fund versus that of similar hypothetical investments in the Lipper Growth and Income Funds Index and the S&P 500.

While the Fund's performance was competitive among its peers, the Fund did underperform the S&P 500. We believe that this is largely because of the impact of rising rates on interest-rate sensitive issues held by the Fund such as U.S. government bonds and electric utility common stocks. However, these securities are instrumental in meeting one of the Fund's primary investment objectives, that of providing reasonable current income, and we remain strongly committed to this important goal.

During the Fund's fiscal year we sold five portfolio holdings: Grace (W.R.) & Co., Conrail, Inc., 360 DEG. Communications (a spin-off of Sprint Corp.), Payless Shoesource Inc. (a spin-off of May Department Stores Co.) and Imation (a spin-off of Minnesota Mining & Manufacturing Co.). Following a series of corporate restructuring steps, W.R. Grace shares appeared fully valued and were therefore sold. Merger proposals made to Conrail Inc. resulted in a sharp price advance in its shares whereupon we sold the shares at a significant profit. We sold the latter three issues, which were received as spin-offs, because they failed to meet the Fund's screening criteria.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
LETTER TO THE SHAREHOLDERS FEBRUARY 28, 1997, CONTINUED

We initiated nine new portfolio positions because they were attractive based on the Fund's screening criteria. These new holdings are USX - Marathon Group, International Paper Co., GPU, Inc., Dana Corp., Johnson Controls, Inc., Chrysler Corp., Kerr - McGee Corp., UST, Inc. and PPG Industries, Inc.. Additionally, spin-offs by Tenneco, Inc. resulted in the portfolio receiving shares of El Paso Natural Gas Co. and Newport News Shipbuilding Inc.

LOOKING AHEAD
                                                    [GRAPHIC]
We believe that the outlook for the
economy
continues to be favorable. In fact, we
have been convinced for some months
that the economy has been stronger than
many experts have believed and that the
outlook for quality common stocks over
time is very positive. Consequently, we
remain confident and relatively fully
invested. We believe that our continued
use of stringent screening processes to
select securities for the Fund, as well
as to monitor the progress of current
investments, will be crucial in helping
the Fund outperform the market over the
long term.
                                                    [GRAPHIC]
We appreciate your support of Dean
Witter Dividend Growth Securities Inc.
and look forward to continuing to serve
your investment needs in the future.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997

 NUMBER OF
  SHARES                                              VALUE
------------------------------------------------------------------
             COMMON STOCKS (86.0%)
             AEROSPACE (4.2%)
 1,800,000   Lockheed Martin Corp............  $       159,300,000
 3,050,000   Raytheon Co.....................          143,731,250
 3,100,000   United Technologies Corp........          233,275,000
                                               -------------------
                                                       536,306,250
                                               -------------------
             ALUMINUM (2.1%)
 2,250,000   Alcan Aluminium Ltd. (Canada)...           80,718,750
 2,670,000   Aluminum Co. of America.........          190,237,500
                                               -------------------
                                                       270,956,250
                                               -------------------
             APPAREL (0.6%)
 1,100,000   VF Corp.........................           76,450,000
                                               -------------------
             AUTO PARTS (1.4%)
 2,000,000   Dana Corp.......................           62,000,000
 2,300,000   TRW, Inc........................          120,462,500
                                               -------------------
                                                       182,462,500
                                               -------------------
             AUTOMOTIVE (3.0%)
 3,600,000   Chrysler Corp...................          121,950,000
 3,850,000   Ford Motor Co...................          126,568,750
 2,400,000   General Motors Corp.............          138,900,000
                                               -------------------
                                                       387,418,750
                                               -------------------
             BANKS (5.9%)
 2,000,000   BankAmerica Corp................          227,500,000
 2,600,000   KeyCorp.........................          139,100,000
 1,500,000   Morgan (J.P.) & Co., Inc........          157,687,500
 3,850,000   NationsBank Corp................          230,518,750
                                               -------------------
                                                       754,806,250
                                               -------------------
             BEVERAGES - SOFT DRINKS (3.1%)
 3,900,000   Coca Cola Co....................          237,900,000
 5,000,000   PepsiCo Inc.....................          164,375,000
                                               -------------------
                                                       402,275,000
                                               -------------------
             CHEMICALS (5.0%)
 1,575,000   Dow Chemical Co.................          127,575,000
 1,950,000   Du Pont (E.I.) de Nemours & Co.,
               Inc...........................          209,137,500
 5,300,000   Monsanto Co.....................          192,787,500
 2,000,000   PPG Industries, Inc.............          112,000,000
                                               -------------------
                                                       641,500,000
                                               -------------------
             COAL (0.2%)
 1,000,000   MAPCO Inc.......................           31,750,000
                                               -------------------
             COMPUTERS (1.6%)
 1,400,000   International Business Machines
               Corp..........................          201,250,000
                                               -------------------

 NUMBER OF
  SHARES                                              VALUE
------------------------------------------------------------------
             CONGLOMERATES (2.2%)
 1,950,000   Minnesota Mining & Manufacturing
               Co............................  $       179,400,000
   480,000   Newport News Shipbuilding
               Inc...........................            7,440,000
 2,600,000   Tenneco, Inc....................          102,375,000
                                               -------------------
                                                       289,215,000
                                               -------------------
             COSMETICS (3.7%)
 3,000,000   Avon Products, Inc..............          174,750,000
 2,900,000   Gillette Co.....................          229,462,500
 1,675,000   International Flavors &
               Fragrances Inc................           77,678,125
                                               -------------------
                                                       481,890,625
                                               -------------------
             DRUGS (8.0%)
 3,300,000   Abbott Laboratories.............          185,625,000
 3,200,000   American Home Products Corp.....          204,800,000
 1,675,000   Bristol-Myers Squibb Co.........          218,587,500
 2,775,000   Schering-Plough Corp............          212,634,375
 2,800,000   Smithkline Beecham PLC
               (ADR) (United Kingdom)........          207,900,000
                                               -------------------
                                                     1,029,546,875
                                               -------------------
             ELECTRIC - MAJOR (2.2%)
 1,900,000   General Electric Co.............          195,462,500
 5,400,000   Westinghouse Electric Corp......           93,150,000
                                               -------------------
                                                       288,612,500
                                               -------------------
             ENERGY (0.6%)
 1,200,000   Kerr-McGee Corp.................           75,150,000
                                               -------------------
             FINANCE (1.6%)
 1,000,000   Beneficial Corp.................           69,125,000
 1,360,000   Household International, Inc....          131,750,000
                                               -------------------
                                                       200,875,000
                                               -------------------
             FINANCIAL - MISCELLANEOUS (1.2%)
 3,800,400   Federal National Mortgage
               Assoc.........................          152,016,000
                                               -------------------
             FOODS (0.8%)
 3,000,000   Quaker Oats Company (The).......          107,625,000
                                               -------------------
             HOUSEHOLD APPLIANCES (0.6%)
 1,600,000   Whirlpool Corp..................           80,800,000
                                               -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

 NUMBER OF
  SHARES                                              VALUE
------------------------------------------------------------------
             INSURANCE (2.1%)
 1,700,000   Aetna Inc.......................  $       140,887,500
 2,350,000   Lincoln National Corp...........          136,593,750
                                               -------------------
                                                       277,481,250
                                               -------------------
             MACHINERY - AGRICULTURAL (1.4%)
 4,150,000   Deere & Co......................          176,893,750
                                               -------------------
             MACHINERY - DIVERSIFIED (0.5%)
   800,000   Johnson Controls, Inc...........           67,400,000
                                               -------------------
             MANUFACTURING - DIVERSIFIED (1.2%)
 2,250,000   Honeywell, Inc..................          160,031,250
                                               -------------------
             METALS & MINING (0.9%)
 1,700,000   Phelps Dodge Corp...............          121,550,000
                                               -------------------
             NATURAL GAS (2.2%)
 2,300,000   Burlington Resources, Inc.......          100,912,500
   950,000   El Paso Natural Gas Co..........           50,943,750
 3,050,000   ENRON Corp......................          121,618,750
   800,000   NorAm Energy Corp...............           12,000,000
                                               -------------------
                                                       285,475,000
                                               -------------------
             OFFICE EQUIPMENT (2.7%)
 2,400,000   Pitney Bowes, Inc...............          149,100,000
 3,100,000   Xerox Corp......................          193,750,000
                                               -------------------
                                                       342,850,000
                                               -------------------
             OIL - DOMESTIC (3.2%)
 1,750,000   Amoco Corp......................          147,875,000
 1,000,000   Atlantic Richfield Co...........          125,000,000
 5,100,000   USX-Marathon Group..............          135,787,500
                                               -------------------
                                                       408,662,500
                                               -------------------
             OIL INTEGRATED - INTERNATIONAL (3.8%)
 1,675,000   Exxon Corp......................          167,290,625
 1,300,000   Mobil Corp......................          159,575,000
   975,000   Royal Dutch Petroleum Co. (ADR)
               (Netherlands).................          168,675,000
                                               -------------------
                                                       495,540,625
                                               -------------------
             PAPER & FOREST PRODUCTS (1.8%)
 2,750,000   International Paper Co..........          114,812,500
 2,500,000   Weyerhaeuser Co.................          115,625,000
                                               -------------------
                                                       230,437,500
                                               -------------------

 NUMBER OF
  SHARES                                              VALUE
------------------------------------------------------------------
             PHOTOGRAPHY (1.5%)
 2,175,000   Eastman Kodak Co................  $       194,934,375
                                               -------------------
             RAILROADS (1.9%)
 1,575,000   Burlington Northern Santa Fe
               Corp..........................          131,118,750
 2,500,000   CSX Corp........................          115,312,500
                                               -------------------
                                                       246,431,250
                                               -------------------
             RETAIL (1.4%)
 4,350,000   Dayton-Hudson Corp..............          182,700,000
                                               -------------------
             RETAIL - DEPARTMENT STORES (0.9%)
 2,550,000   May Department Stores Co........          118,893,750
                                               -------------------
             SOAP & HOUSEHOLD PRODUCTS (1.7%)
 1,850,000   Procter & Gamble Co.............          222,231,250
                                               -------------------
             TELECOMMUNICATIONS (1.0%)
 3,550,000   U.S. West, Inc..................          127,800,000
                                               -------------------
             TELEPHONES (3.4%)
 1,800,000   Bell Atlantic Corp..............          124,425,000
 3,000,000   GTE Corp........................          140,250,000
 3,700,000   Sprint Corp.....................          168,350,000
                                               -------------------
                                                       433,025,000
                                               -------------------
             TIRE & RUBBER GOODS (0.9%)
 2,300,000   Goodyear Tire & Rubber Co.......          121,325,000
                                               -------------------
             TOBACCO (0.9%)
 3,600,000   UST, Inc........................          111,150,000
                                               -------------------
             UTILITIES - ELECTRIC (3.9%)
 2,425,000   FPL Group, Inc..................          110,337,500
 3,200,000   GPU, Inc........................          112,000,000
 4,500,000   Houston Industries, Inc.........          104,625,000
 3,450,000   PG & E Corp.....................           79,350,000
 4,100,000   Unicom Corp.....................           91,225,000
                                               -------------------
                                                       497,537,500
                                               -------------------
             UTILITIES - NATURAL GAS (0.7%)
 2,150,000   PanEnergy Corp..................           91,643,751
                                               -------------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST
             $5,607,105,045).................       11,104,899,751
                                               -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1997, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                            VALUE
------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (10.1%)
 $  50,000   U.S. Treasury Bond
               8.125% due 08/15/19...........  $        56,751,000
    90,000   U.S. Treasury Bond
               8.00% due 11/15/21............          101,232,900
    50,000   U.S. Treasury Bond
               7.125% due 02/15/23...........           51,160,500
   725,000   U.S. Treasury Bond
               6.25% due 08/15/23............          666,253,250
   450,000   U.S. Treasury Bond
               6.00% due 02/15/26............          399,879,000
    25,000   U.S. Treasury Note
               8.00% due 05/15/01............           26,504,250
                                               -------------------

             TOTAL U.S. GOVERNMENT
             OBLIGATIONS
             (IDENTIFIED COST
             $1,356,560,375).................        1,301,780,900
                                               -------------------

             SHORT-TERM INVESTMENTS (3.6%)
             COMMERCIAL PAPER (a) (2.0%)
             AUTOMOTIVE - FINANCE (0.4%)
    48,000   Ford Motor Credit Co. 5.30% due
               03/05/97......................           47,971,733
                                               -------------------
             BANKS - COMMERCIAL (1.1%)
    60,000   Canadian Imperial Holdings
               5.27% due 03/10/97............           59,920,950
    25,000   International Netherland (U.S.)
               Funding Corp. 5.25% due
               03/27/97......................           24,905,208
    50,000   National Australia Funding (DE)
               Inc. 5.25% due 03/13/97.......           49,912,500
                                               -------------------
                                                       134,738,658
                                               -------------------
             FINANCE - DIVERSIFIED (0.5%)
    64,900   General Electric Capital Corp.
               5.24% due 03/18/97 to
               03/20/97......................           64,727,793
                                               -------------------

             TOTAL COMMERCIAL PAPER
             (AMORTIZED COST $247,438,184)...          247,438,184
                                               -------------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                            VALUE
------------------------------------------------------------------
             U.S. GOVERNMENT AGENCIES (a) (1.6%)
 $ 166,750   Federal Home Loan Banks 5.20% to
               5.30% due 03/03/97 to
               03/06/97......................  $       166,668,818
    45,000   Federal Home Loan Mortgage Corp.
               5.17% due 03/04/97............           44,980,613
                                               -------------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $211,649,431)...          211,649,431
                                               -------------------

             REPURCHASE AGREEMENT (0.0%)
       174   The Bank of New York 5.25% due
               03/03/97 (dated 02/28/97;
               proceeds $173,706;
               collateralized by $180,735
               U.S. Treasury Note 6.25% due
               02/15/07 valued at $177,103)
               (Identified Cost $173,630)....              173,630
                                               -------------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST
             $459,261,245)(B)................          459,261,245
                                               -------------------

TOTAL INVESTMENTS
(IDENTIFIED COST
$7,422,926,665)...........       99.7%  12,865,941,896

OTHER ASSETS IN EXCESS OF
LIABILITIES...............        0.3       40,836,839
                                -----   --------------

NET ASSETS................      100.0%  $12,906,778,735
                                -----   --------------
                                -----   --------------

---------------------
ADR  American Depository Receipt.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,560,462,329 and the aggregate gross unrealized depreciation is $117,447,098, resulting in net unrealized appreciation of $5,443,015,231.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

ASSETS:
Investments in securities, at value
  (identified cost $7,422,926,665)..........................  $12,865,941,896
Receivable for:
    Dividends...............................................       39,023,358
    Capital stock sold......................................       22,887,818
    Interest................................................        5,785,454
Prepaid expenses and other assets...........................          298,800
                                                              ---------------

     TOTAL ASSETS...........................................   12,933,937,326
                                                              ---------------

LIABILITIES:
Payable for:
    Capital stock repurchased...............................        8,265,352
    Plan of distribution fee................................        6,979,049
    Investments purchased...................................        6,795,390
    Investment management fee...............................        3,740,373
Accrued expenses............................................        1,378,427
                                                              ---------------

     TOTAL LIABILITIES......................................       27,158,591
                                                              ---------------

NET ASSETS:
Paid-in-capital.............................................    7,274,485,939
Net unrealized appreciation.................................    5,443,015,231
Accumulated undistributed net investment income.............       48,981,789
Accumulated undistributed net realized gain.................      140,295,776
                                                              ---------------

     NET ASSETS.............................................  $12,906,778,735
                                                              ---------------
                                                              ---------------

NET ASSET VALUE PER SHARE,
  276,991,826 SHARES OUTSTANDING (500,000,000 SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                       $46.60
                                                              ---------------
                                                              ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $1,375,521 foreign withholding tax).......  $  258,871,991
Interest....................................................      93,505,631
                                                              --------------

     TOTAL INCOME...........................................     352,377,622
                                                              --------------

EXPENSES
Plan of distribution fee....................................      81,976,079
Investment management fee...................................      43,410,540
Transfer agent fees and expenses............................       8,533,374
Registration fees...........................................         505,137
Custodian fees..............................................         474,288
Shareholder reports and notices.............................         401,497
Professional fees...........................................          66,155
Directors' fees and expenses................................          21,426
Other.......................................................          75,592
                                                              --------------

     TOTAL EXPENSES.........................................     135,464,088
                                                              --------------

     NET INVESTMENT INCOME..................................     216,913,534
                                                              --------------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     263,776,646
Net change in unrealized appreciation.......................   1,713,084,128
                                                              --------------

     NET GAIN...............................................   1,976,860,774
                                                              --------------

NET INCREASE................................................  $2,193,774,308
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                    FOR THE YEAR
                                                                FOR THE YEAR           ENDED
                                                                    ENDED           FEBRUARY 29,
                                                              FEBRUARY 28, 1997         1996
--------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $    216,913,534   $    180,277,811
Net realized gain...........................................        263,776,646         17,186,743
Net change in unrealized appreciation.......................      1,713,084,128      1,976,893,191
                                                              -----------------   ----------------

     NET INCREASE...........................................      2,193,774,308      2,174,357,745
                                                              -----------------   ----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................       (229,873,261)      (158,425,268)
Net realized gain...........................................       (140,667,573)       (21,206,038)
                                                              -----------------   ----------------

     TOTAL..................................................       (370,540,834)      (179,631,306)
                                                              -----------------   ----------------
Net increase from capital stock transactions................      1,301,439,284        686,811,213
                                                              -----------------   ----------------

     NET INCREASE...........................................      3,124,672,758      2,681,537,652

NET ASSETS:
Beginning of period.........................................      9,782,105,977      7,100,568,325
                                                              -----------------   ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $48,981,789 AND $61,941,516, RESPECTIVELY)..............   $ 12,906,778,735   $  9,782,105,977
                                                              -----------------   ----------------
                                                              -----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Dividend Growth Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide reasonable current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million; 0.50% to the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; 0.425% to the portion of daily net assets exceeding $3 billion but not exceeding $4 billion; 0.40% to the portion of daily net assets exceeding $4 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $6 billion; 0.35% to the portion of daily net assets exceeding $6 billion but not exceeding $8 billion; 0.325% to the portion of daily net assets exceeding $8 billion but not exceeding $10 billion. Effective May 31, 1996, the Agreement was amended to reduce the annual fee to 0.30% to the portion of daily net assets exceeding $10 billion.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the implementation of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's implementation of the Plan upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets attributable to shares issued, net of related shares redeemed, since implementation of the Plan. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $221,826,761 at February 28, 1997.

The Distributor has informed the Fund that for the year ended February 28, 1997, it received approximately $9,636,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $1,202,576,556 and $398,476,816, respectively. Included in the aforementioned are purchases of U.S. Government securities in the amount of $189,179,688.

For the year ended February 28, 1997, the Fund incurred brokerage commissions of $460,302 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $732,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 1997, included in Directors' fees and expenses in the Statement of Operations amounted to $1,286. At February 28, 1997, the Fund had an accrued pension liability of $55,719 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1997, CONTINUED

5. CAPITAL STOCK

Transactions in capital stock were as follows:

                                                        FOR THE YEAR                     FOR THE YEAR
                                                           ENDED                            ENDED
                                                     FEBRUARY 28, 1997                FEBRUARY 29, 1996
                                               ------------------------------   ------------------------------
                                                  SHARES          AMOUNT           SHARES          AMOUNT
                                               ------------   ---------------   ------------   ---------------
Sold.........................................    57,912,895   $ 2,481,578,268     50,150,972   $ 1,797,441,027
Reinvestment of dividends and
 distributions...............................     7,903,656       344,605,406      4,681,316       166,381,580
                                               ------------   ---------------   ------------   ---------------
                                                 65,816,551     2,826,183,674     54,832,288     1,963,822,607
Repurchased..................................   (35,552,864)   (1,524,744,390)   (35,988,870)   (1,277,011,394)
                                               ------------   ---------------   ------------   ---------------
Net increase.................................    30,263,687   $ 1,301,439,284     18,843,418   $   686,811,213
                                               ------------   ---------------   ------------   ---------------
                                               ------------   ---------------   ------------   ---------------

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                    FOR THE YEAR ENDED FEBRUARY 28
                      ------------------------------------------------------------------------------------------
                        1997      1996*     1995     1994     1993    1992*     1991     1990     1989    1988*
----------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.............  $  39.65   $ 31.16   $30.86   $28.70   $27.01   $23.50   $22.47   $20.32   $19.28   $20.63
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Net investment
 income.............      0.81      0.75     0.72     0.68     0.70     0.71     0.79     0.72     0.68     0.67
Net realized and
 unrealized gain
 (loss).............      7.55      8.50     0.24     2.16     1.72     3.63     1.04     2.83     1.78    (0.99)
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total from
 investment
 operations.........      8.36      9.25     0.96     2.84     2.42     4.34     1.83     3.55     2.46    (0.32)
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Less dividends and
 distributions from:
   Net investment
   income...........     (0.88)    (0.67)   (0.66)   (0.68)   (0.69)   (0.76)   (0.80)   (0.76)   (0.62)   (0.73)
   Net realized
   gain.............     (0.53)    (0.09)    --       --      (0.04)   (0.07)    --      (0.64)   (0.80)   (0.30)
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Total dividends and
 distributions......     (1.41)    (0.76)   (0.66)   (0.68)   (0.73)   (0.83)   (0.80)   (1.40)   (1.42)   (1.03)
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

Net asset value, end
 of period..........  $  46.60   $ 39.65   $31.16   $30.86   $28.70   $27.01   $23.50   $22.47   $20.32   $19.28
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------
                      --------   -------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL INVESTMENT
RETURN+.............     21.37%    30.01%    3.25%    9.98%    9.13%   18.82%    8.51%   17.85%   13.26%   (1.40)%

RATIOS TO AVERAGE
NET ASSETS:
Expenses............      1.22%     1.31%    1.42%    1.37%    1.40%    1.42%    1.51%    1.41%    1.55%    1.55%

Net investment
 income.............      1.95%     2.14%    2.42%    2.31%    2.67%    2.91%    3.62%    3.46%    3.44%    3.47%

SUPPLEMENTAL DATA:
Net assets, end of
 period, in
 millions...........  $ 12,907   $ 9,782   $7,101   $6,712   $5,386   $4,071   $3,015   $2,760   $1,860   $1,824

Portfolio turnover
 rate...............         4%       10%       6%      13%       8%       5%       5%       3%       8%       7%

Average commission
 rate paid..........  $ 0.0541     --        --       --       --       --       --       --       --       --

---------------------
 *   Year ended February 29.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER DIVIDEND GROWTH SECURITIES INC.
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DEAN WITTER DIVIDEND GROWTH SECURITIES INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Dividend Growth Securities Inc. (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 11, 1997

                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended February 28, 1997, the Fund paid to its shareholders $0.50 per share from long-term capital gains. For such period, 100% of the income paid qualified for the dividends received deduction available to corporations.

BOARD OF DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L .Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Paul D. Vance
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
DIVIDEND GROWTH
SECURITIES



ANNUAL REPORT
FEBRUARY 28, 1997

DEAN WITTER DIVIDEND GROWTH SECURITIES

                   GROWTH OF $10,000

      DATE               TOTAL    S&P 500     LIPPER
February 28, 1987      $10,000    $10,000     $10,000
February 29, 1988      $ 9,860    $ 9,728     $ 9,765
February 28, 1989      $11,167    $10,879     $11,032
February 28, 1990      $13,160    $12,929     $12,473
February 28, 1991      $14,281    $14,825     $13,733
February 29, 1992      $16,968    $17,200     $15,930
February 28, 1993      $18,518    $19,032     $17,689
February 28, 1994      $20,367    $20,612     $19,831
February 28, 1995      $21,029    $22,129     $20,642
February 29, 1996      $27,340    $29,799     $26,825
February 28, 1997      $33,182(3) $37,601     $32,665

               AVERAGE ANNUAL TOTAL RETURNS

               1 YEAR    5 YEARS    10 YEARS
              21.37(1)   14.35(1)   12.74(1)
              16.37(2)   14.12(2)   12.74(2)

           ___ Fund  ___ S&P 500(4)  ___ LIPPER(5)

Past performance is not predictive of future returns.

----------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, 10 years-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on February 28, 1997.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-
    based index, the    performance of which is based on the average performance
    of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
    Growth and Income Funds objective.   The Index, which is adjusted for
    capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.